UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

________________

Fintech Scion Limited

(Exact name of registrant as specified in its charter)

Nevada	000-55685	30-0803939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Portman House, 2 Portman Street

London, W1H 6DU, UK

(Address of principal executive offices, including ZIP code)

+44 203 982 5041

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 11, 2023, Fintech Scion Limited (the “Company”) entered into an Asset Conveyance Agreement (the “Purchase Agreement”) with CICO Digital Solutions Limited, a British Columbia company (“Seller”). The Purchase Agreement provided for the acquisition by the Company of substantially all of the assets of Seller (the “Assets”) related to Seller’s business of providing a service platform and software application for (i) the purpose of facilitating services for merchants, including, but not limited to card issuing, IBANs and FX cross-border payments and (ii) offering a backend as a service for user management services, wire management services and all ancillary services (the “Business”) from Seller. As consideration for the transfer and sale of the Assets, the Company will issue to Seller One Hundred Million (100,000,000) shares of common stock of the Company, par value $0.001 per share, to the account of Seller.

The Purchase Agreement contains customary representations, warranties and covenants made by each of the Company and the Seller and the completion of the transfer and sale of the Assets is subject to a number of customary conditions, which, among others, include, the performance by each party of its obligations under the Purchase Agreement and the material accuracy of each party’s representations.

The foregoing summary of the Purchase Agreement does not purport to be a complete description and is qualified in its entirety by the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1#	Asset Conveyance Agreement by and among Fintech Scion Limited and CICO Digital Solutions Limited dated October 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINTECH SCION LIMITED
Dated: October 12, 2023
	By:	/s/ Shalom Dodoun
	Name:	Shalom Dodoun
	Title:	Chief Executive Officer